Exhibit 99.1

www.dynasil.com Inspired by Light Annual Meeting of Stockholders Peter Sulick, Chairman, President and CEO February 28, 2019 1

www.dynasil.com Inspired by Light The statements made in this presentation which are not statements of historical fact are forward looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Forward - looking statements involve known and unknown risks, uncertainties and other factors . The words “potential,” “develop,” “promising,” “believe,” “will,” “would,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “may,” “likely,” “could,” and other expressions which are predictions of or indicate future events and trends and which do not constitute historical matters identify forward - looking statements . Forward - looking statements include statements regarding management’s discussion of the company’s strategic plans and objectives and the development of, and potential market for, RMD’s product pipeline . Future results of operations, projections, and expectations, which may relate to this presentation, involve certain risks and uncertainties that could cause actual results to differ materially from the forward - looking statements . Factors that would cause or contribute to such differences include, but are not limited to, the size and growth of the potential markets for our products and our ability to serve those markets, the rate and degree of market acceptance of any of our products, our ability to identify acquisition and other strategic opportunities, our ability to obtain and maintain intellectual property protection for our products, competition, the loss of key management and technical personnel, the availability of financing sources, as well as the factors detailed in the Company's Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as in the Company's other Securities and Exchange Commission filings . We undertake no obligation to update the foregoing information to reflect subsequently occurring events or circumstances . Forward - Looking Statements 2

www.dynasil.com Inspired by Light Corporate Objectives – Ongoing 3 1. Continued growth in Optics revenue through organic growth and opportunistic acquisitions • Bid on two Optics acquisitions in 2018 – neither successful 2. Conversion of job shop revenue stream across the Optics companies to more predictable, longer term, recurring revenue • 2018 launch of HEAR/IR business • 2018 launch of optical assembly business 3. Develop technology and transfer into commercial development • RMD scintillator technology (CLYC, CsI , CLLBC, SrI , HRM) • Xcede Patch was pulled prior to clinical trials 4. Maintain conformity with loan covenants. Improve overall cost of capital through conversion to lower cost funding where possible. 5. Capital allocation to support the above objectives • Investment in HEAR/IR capital and assembly clean room space during 2018 6. Focus on shareholder returns

www.dynasil.com Inspired by Light Financial Summary Fiscal Year 2018 vs. 2017 4 Revenue increased from $37.3 million in fiscal 2017 to $40.7 million in 2018 • Optics revenue increased 20%, from $19.3 million to $23.1 million • Innovation and Development revenue decreased 2%, from $18.0 million to $17.6 million Net Income from Operations increased from a loss of $0.6 million in 2017 to income of $0.2 million in 2018 Net Income of $1.6 million versus $1.9 million in the prior year

www.dynasil.com Inspired by Light Fiscal Year 2018 Performance 5 Optics • Launched IR/HEAR product line • Began development of Assembly business • Saw revenue increases due to semiconductor/microlithography customers and a broad increase in demand for optical components RMD • Backlog decreased to $ 30.8 million during the year, compared to $33.2 million at September 30, 2017 • Continued to refine the commercial product pipeline. Separate report to follow. Xcede – Curtailed efforts toward clinical trial, have engaged with RMD to seek alternative development and financial routes Corporate – Hired Marketing VP to spearhead growth

www.dynasil.com Inspired by Light 6 • Launch and procure revenue for both the HEAR/IR and Optics assembly. Ongoing • Processes and equipment necessary for HEAR/IR to be procured and installed by the third quarter of 2018. Done • Continued development of a long - term strategic plan. Ongoing • Focus on marketing – maximizing exposure of products through ecommerce websites, content marketing, lead generation, implementation of marketing automation/CRM system . VP of Marketing added. Goals for 2018 - 2019

www.dynasil.com Inspired by Light Dynasil Optics Gary J. Bishop, Ph.D. – Executive Vice President, Photonics February 28, 2019 7

Dynasil Fused Silica

EMF
A Dynasil Company

Optometrics
A Dynasil Company

Capabilities	Products
▪ Clean optical assembly ▪ Fused silica fabrication ▪ Holographic recording (replication) ▪ Mechanical rulings ▪ Optical coatings ✓ Diamond-Like Carbon ✓ High-Efficiency Anti-Reflection ✓ Precision optical ✓ Wavelength selection ▪ Optical component manufacturing ▪ Photolithography	▪ Beamsplitters ▪ Custom coated optics ▪ Diffraction gratings ▪ Filters ▪ Fused silica blanks ▪ Holographic wire-grid polarizers ▪ Infrared components ▪ Infrared polarizers ▪ Mirrors ▪ Monochromators

Dynasil
Inspired by Light
www.dynasil.com | 8

www.dynasil.com Inspired by Light New Initiatives Update 9

www.dynasil.com Inspired by Light ▪ New Diamond - Like Carbon harsh environment coatings chamber Full Production ▪ New State - of - the Art, automated Lapping and Polishing capability Full Production ▪ Defense - qualified production has started ▪ Major contracts awarded ▪ Strong customer recognition of product quality ▪ Becoming the ‘Go To’ company for challenging Infrared (IR) Optical solutions “It is always preferable to use a DLC process that coats up to ensure virtually pinhole - free coatings.” Jadranka Lakic - Reljic Principal Quality Engineer, Leonardo DRS New Initiatives Update – Infrared Optics 10

www.dynasil.com Inspired by Light New Initiatives Update – Optical Assemblies 11

www.dynasil.com Inspired by Light Ongoing Business & Initiatives 12

www.dynasil.com Inspired by Light Dynasil Optics 13 Optical material precision blank fabrication ▪ Strong 2019 demand continues Precision Optical Coating ▪ EMF continues to excel in coating very large telescope mirrors for the world’s leading observatories ▪ EMF won the Gold ‘Supplier of the Year’ award from a major Optics & Photonics Catalog company Wavelength Selection Solutions ▪ Optometrics continues to be challenged to develop new replicated optical grating technologies to push forward State - of - the - Art solutions in the Semiconductor and Telecommunications sectors

www.dynasil.com Inspired by Light Nirmal Parikh 14 VP Marketing Addition to Dynasil’s Corporate Team ▪ Nirmal Parikh joined Dynasil in March 2018 ▪ Is an industry outsider ▪ Brings a different, current perspective to marketing ▪ Developed a new Style Guide for the corporation ▪ Dramatically scaled our social media presence ▪ Revamped Dynasil’s eCommerce site to be more customer centric ▪ Introduced Dynasil to Video Mailers ▪ ‘Diamond Like Coating’ mailer very successful ▪ Gave Dynasil a stronger presence at Photonics West ▪ Continued integration under the Dynasil banner

www.dynasil.com Inspired by Light dynasil.com 2.0 New Homepage 15

www.dynasil.com Inspired by Light dynasil.com 2.0 New Homepage + Product Options 16

www.dynasil.com Inspired by Light dynasil.com 2.0 Product Page + Cart Sidebar 17

www.dynasil.com Inspired by Light dynasil.com 2.0 New Cart 18

www.dynasil.com Inspired by Light Photonics West 2019 Moscone Center San Francisco 19

www.dynasil.com Inspired by Light RMD Highlights Kanai Shah, President, RMD Inc. 20

www.dynasil.com Inspired by Light • Closed FY - 18 at ~$17.5 M in revenue • Product Sales in FY - 18 >$1.7 M (two consecutive years of > $1.7M) • Budget for FY - 19 similar to FY - 18 • Have current backlog of ~$35+ M • Several wins on large, multi - year projects • 2 Patents awarded, 4 Applications filed, 72 Total Patents • CLLBC launched commercially in FY - 18 FY - 2018 Review 21

www.dynasil.com Inspired by Light Current R&D Projects of Interest 22

www.dynasil.com Inspired by Light Instruments for Nuclear Security and Medical Imaging 23 CLLBC - SiPM Beta - Probe TlBr SPRD CLYC - SiPM for He - 3 Replacement

www.dynasil.com Inspired by Light High Energy Radiography & Active Interrogation Detectors 24 GLuGAG Ceramics Co - doped CsI Crystals PSD Plastic, 10”x10”x3” LiF/ZnS:Cu Screen

www.dynasil.com Inspired by Light Advancing Material Science 25 Superconducting Single Crystal Zinc LNI Film Perovskite solar cells K 2 CsSb phototube Perovskite X - ray film & Xtal Tl 2 LaCl 5 :Ce Na 2 MoO 7 DOE’s computing for materials studies

www.dynasil.com Inspired by Light Space and Climate Research 26 Luna - H Charged Particle Sensor for Space Weather Investigating Mars Probe Malfunction for NASA’s InSight Mission Cloud Particle Imager HgCdTe Infrared Focal Plane Array Detector, James Webb Space Telescope

www.dynasil.com Inspired by Light Nuclear Power and Grid Maintenance 27 Molten salt reactor corrosion Nuclear waste storage cask monitor Robotic power plant concrete analyzer Augmented Reality Field Support System

www.dynasil.com Inspired by Light New RMD Product 28

www.dynasil.com Inspired by Light CLLBC Technology Scaled Up & Launched Commercially 29 0 200 400 600 800 0.5 1.0 1.5 2.0 Ø1inch Ø1.5inch Ø2inch R ~ 3.0% 137 Cs spectra CLLBC:Ce Intensity (arb. units) Energy (keV)